PHOENIX TOTAL RETURN FUND, INC.
                      Supplement dated October 20, 1995 to
                          Prospectus dated May 1, 1995



Management of the Fund

The following should be substituted under the heading "The Portfolio Manager" on page 14:

      Mr. C. Edwin Riley, Jr. serves as portfolio manager of the Fund and as such is primarily responsible for the day-to-day management of the Fund's investments. Mr. Riley is also the portfolio manager of the Balanced Series and Total Return Series of The Phoenix Edge Series Fund. From 1988 to 1995, Mr. Riley served as Senior Vice President, Director of Equity Management for Nationsbank Investment Management.


How to Buy Shares

The following should be inserted following the first full paragraph under the heading "How to Buy Shares" on page 16:

        Completed applications for the purchase of shares should be mailed to the Phoenix Funds, c/o State Street Bank and Trust Company, P.O. Box 8301, Boston MA 02266-8301.


Initial Sales Charge Alternative- Class A Shares

The following should be inserted following the first footnote on page 17:

        ** In connection with Class A Share purchases by accounts held in the name of qualified benefit plans with at least 100 eligible employees, Equity Planning may pay broker/dealers, from its own resources, an amount equal to 1% on the first $3 million of purchases, 0.50% on the next $3 million, plus 0.25% on the amount in excess of $6 million.

The following replaces the chart on the top of page 18 and applies to purchases excluding purchases by qualified employee benefit plans as described above:

             Purchase Amount                Payment to Broker-Dealer
         $1,000,000 to $3,000,000                     1%
         $3,000,001 to $6,000,000                 0.50 of 1%
         $6,000,001 or more                       0.25 of 1%


How to Obtain Reduced Sales Charges - Class A Shares

The following should be substituted in the first paragraph under "Qualified Purchasers" on page 18:

      In (9) the words "100 eligible employees" are substituted for the words "200 participant employees."

                         PHOENIX TOTAL RETURN FUND, INC.
                                101 Munson Street
                         Greenfield, Massachusetts 01301

                       Statement of Additional Information

                                   May 1, 1995
                        As Supplemented October 20, 1995

     This Statement of Additional Information is not a prospectus, but expands upon and supplements the information contained in the current Prospectus of Phoenix Total Return Fund, Inc. (the "Fund"), dated May 1, 1995, and should be read in conjunction with it. The Fund's Prospectus may be obtained by calling Phoenix Equity Planning Corporation ("Equity Planning") at (800) 243-4361 or by writing to Equity Planning at 100 Bright Meadow Boulevard, P.O. Box 2200, Enfield, Connecticut 06083-2200.
                                  -------------

                               Table of Contents*


THE FUND AND ITS SHARES                                                        2
INVESTMENT OBJECTIVE AND POLICIES (8)                                          2
INVESTMENT RESTRICTIONS (13)                                                  10
PERFORMANCE (7)                                                               12
PERFORMANCE COMPARISONS                                                       13
PORTFOLIO TURNOVER                                                            14
DIRECTORS AND OFFICERS                                                        14
THE INVESTMENT ADVISER (13)                                                   19
PORTFOLIO TRANSACTIONS                                                        20
NET ASSET VALUE                                                               21
HOW TO BUY SHARES (16)                                                        23
DISTRIBUTOR AND DISTRIBUTION PLANS (15)                                       21
SHAREHOLDER SERVICES                                                          27
EXCHANGE PRIVILEGE                                                            28
HOW TO REDEEM SHARES (25)                                                     30
TAXES                                                                         33
ADDITIONAL INFORMATION                                                        34
FINANCIAL STATEMENTS                                                          34
APPENDIX                                                                      35

                                  -------------
                       Phoenix Equity Planning Corporation
                                   Distributor
                        Customer Service: (800) 243-1574
                            Marketing: (800) 243-4361
                   Telephone Orders/Exchanges: (800) 367-5877
                 Telecommunications Device (TTY): (800) 243-1926
-------------
*Numbers in parentheses are cross-references to pages on which related sections appear in the Prospectus.

PEP 458 (10/95)

                             THE FUND AND ITS SHARES

     Phoenix Total Return Fund, Inc. was organized as a corporation under the laws of The Commonwealth of Massachusetts on November 22, 1966. Originally a closed-end dual purpose investment company known as Income and Capital Shares, Inc., its authorized capital stock consisted of two classes of shares, Cumulative Income Shares, $1 par value, and Capital Shares, $1 par value.

     In accordance with the provisions of the Fund's Restated Articles of Organization, all outstanding Cumulative Income Shares were called for retirement on March 31, 1982 at a cash call price consisting of $10 per share plus accrued and unpaid dividends.

     At a meeting of the Capital Shareholders held on March 31, 1982 the holders of a majority of the outstanding Capital Shares approved a proposal to change the subclassification of the Fund from a closed-end dual purpose investment company to an open-end investment company with a single class of redeemable shares and also approved a proposal to amend the Fund's Restated Articles of Organization to change the name of the Fund from Income and Capital Shares, Inc. to P-C Capital Fund, Inc. Both the change in the subclassification of the Fund and the name change became effective March 31, 1982.

     At the July 2, 1986 adjourned session of the May 22, 1986 special meeting of the Fund's shareholders, the holders of a majority of the outstanding shares approved amendments to the Fund's Restated Articles of Organization (i) to change the name of the Fund to Phoenix Total Return Fund, Inc. and (ii) to change the total number of shares which the Fund is authorized to issue (a) by eliminating the authorized number of Cumulative Income Shares, $1 par value, and
(b) by increasing the authorized number of Capital Shares, $1 par value, from 3,521,000 to 5,000,000 and reclassifying such Capital Shares as Common Stock, $1 par value. The name change became effective July 9, 1986 and the change in authorized shares became effective July 22, 1986. At the August 20, 1987 adjourned session of the August 13, 1987 special meeting of the Fund's shareholders, shareholders voted to amend the Fund's Restated Articles of Organization to increase the authorized number of shares of Common Stock, $l par value, from 5,000,000 to 15,000,000. The amendment became effective September 15, 1987.

     At a special meeting of the Fund's shareholders held on June 24, 1994, the holders of the requisite percentages of outstanding shares approved further amendment to the Fund's Restated Articles of Organization to increase the number of authorized shares of the Fund's Common Stock, $1 par value, from 15,000,000 to 50,000,000. On September 30, 1994, the holders of the requisite percentages of outstanding shares approved further amendment to the Fund's Restated Articles of Organization to (i) to redesignate the Common Stock as Class A Common Stock, $1 par value; (ii) to authorize the Directors to designate additional classes of Common Stock; and (iii) to authorize an additional 50,000,000 shares of undesignated Common Stock, $1 par value.

                        INVESTMENT OBJECTIVE AND POLICIES

     The Fund's Prospectus describes the investment objective of the Fund and summarizes the investment policies and techniques the Fund will employ in seeking to achieve its objective. The following discussion supplements the description of the Fund's investment policies and techniques in the Prospectus.

Writing and Purchasing Options

     Call options written by the Fund normally will have expiration dates between three and nine months from the date written. During the option period the Fund may be assigned an exercise notice by the broker-dealer through which the call option was sold, requiring the Fund to deliver the underlying security (or cash in the case of securities index calls) against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time as the Fund effects a closing purchase transaction. A closing purchase transaction cannot be effected with respect to an option once the Fund has received an exercise notice.

     The exercise price of a call option written by the Fund may be below, equal to or above the current market value of the underlying security or securities index at the time the option is written.

     A multiplier for an index option performs a function similar to the unit of trading for an option on an individual security. It determines the total dollar value per contract of each point between the exercise price of the option and the current level of the underlying index. A multiplier of 100 means that a one-point difference will yield $100. Options on different indices may have different multipliers.

     Securities indices for which options are currently traded include the Standard & Poor's 100 and 500 Composite Stock Price Indices, Computer/Business Equipment Index, Major Market Index, Amex Market Value Index, Computer Technology Index, Oil and Gas Index, NYSE Options Index, Gaming/Hotel Index, Telephone Index, Transportation Index, Technology Index, and Gold/Silver Index. The Fund may write call options and purchase call and put options on any other indices traded on a recognized exchange.

     Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option written by the Fund, to prevent an underlying security from being called, or to enable the Fund to write another call option with either a different exercise price or expiration date or both. The Fund may realize a net gain or loss from a closing purchase transaction, depending upon whether the amount of the premium received on the call option is more or less than the cost of effecting the closing purchase transaction. If a call option written by the Fund expires unexercised, the Fund will realize a gain in the amount of the premium on the option less the commission paid.

     The option activities of the Fund may increase its portfolio turnover rate and the amount of brokerage commissions paid. The Fund will pay a commission each time it purchases or sells a security in connection with the exercise of an option. These commissions may be higher than those which would apply to purchases and sales of securities directly.

Limitations on Options

     The Fund may write call options only if they are covered and remain covered so long as the Fund is obligated as a writer. If the Fund writes a call option on an individual security, the Fund will own the underlying security at all times during the option period. The Fund will write call options on indices only to hedge in an economically appropriate way portfolio securities which are not otherwise hedged with options or financial futures contracts. Call options on securities indices written by the Fund will be "covered" by identifying the specific portfolio securities being hedged.

     To secure the obligation to deliver the underlying security, the writer of a covered call option on an individual security is required to deposit the underlying security or other assets in escrow with the broker in accordance with clearing corporation and exchange rules. In the case of an index call option written by the Fund, the Fund will be required to deposit qualified securities. A "qualified security" is a security against which the Fund has not written a call option and which has not been hedged by the Fund by the sale of a financial futures contract. If at the close of business on any day the market value of the qualified securities falls below 100% of the current index value times the multiplier times the number of contracts, the Fund will deposit an amount of cash or liquid assets equal in value to the difference. In addition, when the Fund writes a call on an index which is "in-the-money" at the time the call is written, the Fund will segregate with its custodian bank cash or liquid assets equal in value to the amount by which the call is "in-the-money" times the multiplier times the number of contracts. Any amount segregated may be applied to the Fund's obligation to segregate additional amounts in the event that the market value of the qualified securities falls below 100% of the current index value times the multiplier times the number of contracts.

     The Fund may invest up to 5% of its total assets in exchange-traded call and put options. The Fund may sell a call option or a put option which it has previously purchased prior to the purchase (in the case of a call) or the sale (in the case of a put) of the underlying security. Any such sale of a call option or a put option would result in a net gain or loss, depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid.

     In connection with the Fund's qualifying as a regulated investment company under the Internal Revenue Code, other restrictions on the Fund's ability to enter into option transactions may apply from time to time. See "Taxes."

Risks Relating to Options

     During the option period, the writer of a call option has, in return for the premium received on the option, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. The writer has no control over the time when it may be required to fulfill its obligation as a writer of the option.

     The risk of purchasing a call option or a put option is that the Fund may lose the premium it paid plus transaction costs. If the Fund does not exercise the option and is unable to close out the position prior to expiration of the option, it will lose its entire investment.

     An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. Although the Fund will write and purchase options only when the Adviser believes that a liquid secondary market will exist for options of the same series, there can be no assurance that a liquid secondary market will exist for a particular option at a particular time and that the Fund, if it so desires, can close out its position by effecting a closing transaction. If the writer of a covered call option is unable to effect a closing purchase transaction, it cannot sell the underlying security until the option expires or the option is exercised. Accordingly, a covered call writer may not be able to sell the underlying security at a time when it might otherwise be advantageous to do so.

     Possible reasons for the absence of a liquid secondary market on an exchange include the following: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) inadequacy of the facilities of an exchange or the clearing corporation to handle trading volume; and (v) a decision by one or more exchanges to discontinue the trading of options or impose restrictions on orders.

     Each exchange has established limitations governing the maximum number of call options, whether or not covered, which may be written by a single investor acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The Adviser believes that the position limits established by the exchanges will not have any adverse impact upon the Fund.

Risks of Options on Indices

     Because the value of an index option depends upon movements in the level of the index rather than movements in the price of a particular security, whether the Fund will realize a gain or loss on the purchase or sale of an option on an index depends upon movements in the level of prices in the market generally or in an industry or market segment rather than upon movements in the price of an individual security. Accordingly, successful use by the Fund of options on indices will be subject to the Adviser's ability to predict correctly movements in the direction of the market generally or in the direction of a particular industry. This requires different skills and techniques than predicting changes in the prices of individual securities.

     Index prices may be distorted if trading of certain securities included in the index is interrupted. Trading in index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of securities included in the index. If this occurred, the Fund would not be able to close out options which it had written or purchased and, if restrictions on exercise were imposed, might be unable to exercise an option it purchased, which would result in substantial losses to the Fund. However, it is the Fund's policy to write or purchase options only on indices which include a sufficient number of securities so that the likelihood of a trading halt in the index is minimized.

     Because the exercise of an index option is settled in cash, an index call writer cannot determine the amount of its settlement obligation in advance and, unlike call writing on portfolio securities, cannot provide in advance for its potential settlement obligation by holding the underlying securities. Consequently, the Fund will write call options on indices only subject to the limitations described above.

     Price movements in securities in the Fund's portfolio will not correlate perfectly with movements in the level of the index and, therefore, the Fund bears the risk that the price of the securities held by the Fund may not increase as much as the level of the index. In this event, the Fund would bear a loss on the call which would not be completely offset by movements in the prices of the Fund's portfolio securities. It is also possible that the index may rise when the value of the Fund's portfolio securities does not. If this occurred, the Fund would experience a loss on the call which would not be offset by an increase in the value of its portfolio and might also experience a loss in the market value of portfolio securities.

     Unless the Fund has other liquid assets which are sufficient to satisfy the exercise of a call on an index, the Fund will be required to liquidate portfolio securities in order to satisfy the exercise. Because an exercise must be settled within hours after receiving the notice of exercise, if the Fund fails to anticipate an exercise, it may have to borrow from a bank (in an amount not exceeding 5% of the Fund's total assets) pending settlement of the sale of securities in its portfolio and pay interest on such borrowing.

     When the Fund has written a call on an index, there is also a risk that the market may decline between the time the Fund has the call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time the Fund is able to sell securities in its portfolio. As with options on portfolio securities, the Fund will not learn that a call has been exercised until the day following the exercise date but, unlike a call on a portfolio security where the Fund would be able to deliver the underlying security in settlement, the Fund may have to sell part of its portfolio securities in order to make settlement in cash, and the price of such securities might decline before they could be sold.

     If the Fund exercises a put option on an index which it has purchased before final determination of the closing index value for that day, it runs the risk that the level of the underlying index may change before closing. If this change causes the exercised option to fall "out-of-the-money" the Fund will be required to pay the difference between the closing index value and the exercise price of the option (multiplied by the applicable multiplier) to the assigned writer. Although the Fund may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising an option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.

Financial Futures Contracts and Related Options

     The Fund may use financial futures contracts and related options to hedge against changes in the market value of its portfolio securities or securities which it intends to purchase. Hedging is accomplished when an investor takes a position in the futures market opposite to his cash market position. There are two types of hedges - long (or buying) and short (or selling) hedges. Historically, prices in the futures market have tended to move in concert with cash market prices, and prices in the futures market have maintained a fairly predictable relationship to prices in the cash market. Thus, a decline in the market value of securities in the Fund's portfolio may be protected against to a considerable extent by gains realized on futures contracts sales. Similarly, it is possible to protect against an increase in the market price of securities which the Fund may wish to purchase in the future by purchasing futures contracts.

     The Fund may purchase or sell any financial futures contracts which are traded on a recognized exchange or board of trade. Financial futures contracts consist of interest rate futures contracts and securities index futures contracts. A public market presently exists in interest rate futures contracts covering long-term U.S. Treasury bonds, U.S. Treasury notes, three-month U.S. Treasury bills and GNMA certificates. Securities index futures contracts are currently traded with respect to the Standard & Poor's 500 Composite Stock Price Index and such other broad-based stock market indices as the New York Stock Exchange Composite Stock Index and the Value Line Composite Stock Price Index. A clearing corporation associated with the exchange or board of trade on which a financial futures contract trades assumes responsibility for the completion of transactions and also guarantees that open futures contracts will be performed.

     In contrast to the situation when the Fund purchases or sells a security, no security is delivered or received by the Fund upon the purchase or sale of a financial futures contract. Initially, the Fund will be required to deposit in a segregated account with its custodian bank an amount of cash or U.S. Treasury bills. This amount is known as initial margin and is in the nature of a performance bond or good faith deposit on the contract. The current initial margin deposit required per contract is approximately 5% of the contract amount. Brokers may establish deposit requirements higher than this minimum. Subsequent payments of cash or U.S. Treasury bills, called variation margin, will be made to and from the account on a daily basis as the price of the futures contract fluctuates. This process is known as marking to market.

     The writer of an option on a futures contract is required to deposit margin pursuant to requirements similar to those applicable to futures contracts. Upon exercise of an option on a futures contract, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's margin account. This amount will be equal to the amount by which the market price of the futures contract at the time of exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

     Although financial futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out is accomplished by effecting an offsetting transaction. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of securities and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller immediately would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller immediately would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same securities and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss.

     The Fund will pay commissions on financial futures contract and related options transactions. These commissions may be higher than those which would apply to purchases and sales of securities directly.

Limitations on Futures Contracts and Related Options

     The Fund may not engage in transactions in financial futures contracts or related options for speculative purposes but only as a hedge against anticipated changes in the market value of its portfolio securities or securities which it intends to purchase. The Fund may not purchase or sell financial futures contracts or related options if, immediately thereafter, the sum of the amount of initial margin deposits on the Fund's existing futures and related options positions and the premiums paid for related options would exceed 2% of the market value of the Fund's total assets after taking into account unrealized profits and losses on any such contracts. At the time of purchase of a futures contract or a call option on a futures contract, an amount of cash, U.S. Government securities or other appropriate high-grade debt obligations equal to the market value of the futures contract minus the Fund's initial margin deposit with respect thereto will be deposited in a segregated account with the Fund's custodian bank to collateralize fully the position and thereby ensure that it is not leveraged.

     The extent to which the Fund may enter into financial futures contracts and related options also may be limited by the requirements of the Internal Revenue Code for qualification as a regulated investment company. See "Taxes."

Risks Relating to Futures Contracts and Related Options

     Positions in futures contracts and related options may be closed out only on an exchange which provides a secondary market for such contracts or options. The Fund will enter into an option or futures position only if there appears to be a liquid secondary market. However, there can be no assurance that a liquid secondary market will exist for any particular option or futures contract at any specific time. Thus, it may not be possible to close out a futures or related option position. In the case of a futures position, in the event of adverse price movements the Fund would continue to be required to make daily margin payments. In this situation, if the Fund has insufficient cash to meet daily margin requirements it may have to sell portfolio securities at a time when it may be disadvantageous to do so. In addition, the Fund may be required to take or make delivery of the securities underlying the futures contracts it holds. The inability to close out futures positions also could have an adverse impact on the Fund's ability to hedge its portfolio effectively.

     There are several risks in connection with the use of futures contracts as a hedging device. While hedging can provide protection against an adverse movement in market prices, it can also preclude a hedger's opportunity to benefit from a favorable market movement. In addition, investing in futures contracts and options on futures contracts will cause the Fund to incur additional brokerage commissions and may cause an increase in the Fund's portfolio turnover rate.

     The successful use of futures contracts and related options also depends on the ability of the Adviser to forecast correctly the direction and extent of market movements within a given time frame. To the extent market prices remain stable during the period a futures contract or option is held by the Fund or such prices move in a direction opposite to that anticipated, the Fund may realize a loss on the hedging transaction which is not offset by an increase in the value of its portfolio securities. As a result, the Fund's total return for the period may be less than if it had not engaged in the hedging transaction.

     Utilization of futures contracts by the Fund involves the risk of imperfect correlation in movements in the price of futures contracts and movements in the price of the securities which are being hedged. If the price of the futures contract moves more or less than the price of the securities being hedged, the Fund will experience a gain or loss which will not be completely offset by movements in the price of the securities. It is possible that, where the Fund has sold futures contracts to hedge its portfolio against decline in the market, the market may advance and the value of securities held in the Fund's portfolio may decline. If this occurred, the Fund would lose money on the futures contract and would also experience a decline in value in its portfolio securities. Where futures are purchased to hedge against a possible increase in the prices of securities before the Fund is able to invest its cash (or cash equivalents) in securities (or options) in an orderly fashion, it is possible that the market may decline; if the Fund then determines not to invest in securities (or options) at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures that would not be offset by a reduction in the price of the securities purchased.

     The market prices of futures contracts may be affected if participants in the futures market elect to close out their contracts through offsetting transactions rather than to meet margin deposit requirements. In such case, distortions in the normal relationship between the cash and futures markets could result. Price distortions could also result if investors in futures contracts opt to make or take delivery of the underlying securities rather than to engage in closing transactions due to the resultant reduction in the liquidity of the futures market. In addition, due to the fact that, from the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the cash market, increased participation by speculators in the futures market could cause temporary price distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of market trends may still not result in a successful hedging transaction.

     Compared to the purchase or sale of futures contracts, the purchase of put or call options on futures contracts involves less potential risk for the Fund because the maximum amount at risk is the premium paid for the options plus transaction costs. However, there may be circumstances when the purchase of an option on a futures contract would result in a loss to the Fund while the purchase or sale of the futures contract would not have resulted in a loss, such as when there is no movement in the price of the underlying securities.

Repurchase Agreements

     Repurchase agreements are described in the Fund's Prospectus. Repurchase agreements will be entered into only with commercial banks, brokers and dealers considered by the Fund to be creditworthy. The Directors of the Fund will monitor the Fund's repurchase agreement transactions periodically and with the Adviser will consider standards which the Adviser will use in reviewing the creditworthiness of any party to a repurchase agreement with the Fund. No more than an aggregate of 10% of the Fund's total assets, at the time of investment, will be invested in repurchase agreements having maturities longer than seven days and other investments subject to legal or contractual restrictions on resale, or for which there are not readily available market quotations.

     The use of repurchase agreements involves certain risks. For example, if the seller under a repurchase agreement defaults on its obligation to repurchase the underlying instrument at a time when the value of the instrument has declined, the Fund may incur a loss upon its disposition. If the seller becomes insolvent and subject to liquidation or reorganization under bankruptcy or other laws, a bankruptcy court may determine that the underlying instrument is collateral for a loan by the Fund and therefore is subject to sale by the trustee in bankruptcy. Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying instrument. While the Fund's Directors acknowledge these risks, it is expected that they can be controlled through careful monitoring procedures.

Lending Portfolio Securities

     The Fund may lend portfolio securities to broker-dealers and other financial institutions in amounts up to 25% of the market or other fair value of its total assets, provided that such loans are callable at any time by the Fund and are at all times secured by collateral held by the Fund at least equal to the market value, determined daily, of the loaned securities. The Fund will continue to receive any income on the loaned securities, and at the same time will earn interest on cash collateral (which will be invested in short-term debt obligations) or a securities lending fee in the case of collateral in the form of U.S. Government securities. A loan may be terminated at any time by either the Fund or the borrower. Upon termination of a loan, the borrower will be required to return the securities to the Fund, and any gain or loss in the market price during the period of the loan would accrue to the Fund. If the borrower fails to maintain the requisite amount of collateral, the loan will automatically terminate, and the Fund may use the collateral to replace the loaned securities while holding the borrower liable for any excess of the replacement cost over the amount of the collateral.

     When voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on the Fund's investment in the securities which are the subject of the loan. The Fund may pay reasonable finders, administrative and custodial fees in connection with loans of its portfolio securities.

     As with any extension of credit, there are risks of delay in recovery of the loaned securities and in some cases loss of rights in the collateral should the borrower of the securities fail financially. However, loans of portfolio securities will only be made to firms considered by the Fund to be creditworthy and when the consideration to be earned justifies the attendant risks.

Foreign Securities

     The Fund may purchase foreign securities, including those issued by foreign branches of U.S. banks. In any event, such investments in foreign securities will be less than 25% of the total net asset value of The Fund. Investments in foreign securities, particularly those of non-governmental issuers, involve considerations which are not ordinarily associated with investing in domestic issues. These considerations include changes in currency rates, currency exchange control regulations, the possibility of expropriation, the unavailability of financial information, the difficulty of interpreting financial information prepared under foreign securities markets, the impact of political, social or diplomatic developments, difficulties in invoking legal process abroad and the difficulty of assessing economic trends in foreign countries.

     The Fund may use a foreign custodian in connection with its purchases of foreign securities and may maintain cash and cash equivalents in the care of a foreign custodian. The amount of cash or cash equivalents maintained in the care of eligible foreign custodians will be limited to an amount reasonably necessary to effect the Fund's foreign securities transactions. The use of a foreign custodian invokes considerations which are not ordinarily associated with domestic custodians. These considerations include the possibility of expropriations, restricted access to books and records of the foreign custodian, inability to recover assets that are lost while under the control of the foreign custodian, and the impact of political, social or diplomatic developments.

                             INVESTMENT RESTRICTIONS

     The following information supplements the information included in the Prospectus with respect to the investment restrictions to which the Fund is subject. The investment restrictions described below are fundamental policies and may not be changed without the approval of the lesser of (i) a majority of the Fund's outstanding shares and (ii) 67% of the shares represented at a meeting of Fund shareholders at which the holders of 50% or more of the Fund's outstanding shares are represented. The Fund may not:

     (1) Make short sales of securities, unless at the time of sale the Fund owns an equal amount of such securities.

     (2) Purchase securities on margin, except that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities. The deposit or payment by the Fund of initial or maintenance margin in connection with financial futures contracts or related options transactions is not considered the purchase of a security on margin.

     (3) Write, purchase or sell puts, calls or combinations thereof, except that the Fund may (a) write exchange-traded covered call options on portfolio securities and enter into closing purchase transactions with respect to such options, (b) purchase exchange-traded call options and put options, provided that the premiums on all outstanding call and put options would not exceed 5% of its total assets, and enter into closing sale transactions with respect to such options, and (c) engage in financial futures contracts and related options transactions, provided that the sum of the initial margin deposits on the Fund's existing futures and related options positions and the premiums paid for related options would not exceed 5% of its total assets.

     (4) Borrow in excess of 5% of the market or other fair value of its total assets, or pledge its assets to an extent greater than 5% of the market or other fair value of its total assets. Any such borrowings shall be from banks and shall be undertaken only as a temporary measure for extraordinary or emergency purposes. Deposits in escrow in connection with the writing of covered call options or in connection with the purchase or sale of financial futures contracts and related options are not deemed to be a pledge or other encumbrance.

     (5) Underwrite the securities of other issuers, except to the extent that in connection with the disposition of portfolio securities the Fund may be deemed to be an underwriter.

     (6) Concentrate its assets in the securities of issuers all of which conduct their principal business activities in the same industry. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

     (7) Make any investment in real estate, real estate limited partnerships, commodities or commodities contracts, except that the Fund may (a) purchase or sell readily marketable securities which are secured by interests in real estate, or issued by companies which deal in real estate including real estate investment and mortgage investment trusts, and (b) engage in financial futures contracts and related options transactions, provided that the sum of the initial margin deposits on the Fund's futures and related options positions and the premiums paid for related options would not exceed 5% of the Fund's total assets.

     (8) Make loans, except that the Fund may (a) invest up to 10% of its total assets in repurchase agreements of a type regarded as "liquid" which are fully collateralized as to principal and interest and which are entered into only with commercial banks, brokers and dealers considered by the Fund to be creditworthy and (b) loan its portfolio securities in amounts up to one-third of the market or other fair value of its total assets.

     (9) Purchase securities of other investment companies, except that the Fund may make such a purchase (a) in the open market involving no commission or profit to a sponsor or dealer (other than the customary broker's commission), provided that immediately thereafter (i) not more than 10% of the Fund's total assets would be invested in such securities and (ii) not more than 3% of the voting stock of another investment company would be owned by the Fund, or (b) as part of a merger, consolidation, or acquisition of assets.

     (10) Invest more than 5% of its total assets in the securities of any one issuer (except the U.S. Government) or purchase more than 10% of the outstanding voting securities or more than 10% of the securities of any class of any one issuer.

     (11) Invest in securities of any issuer if any officer or director of the Fund or of the Fund's investment adviser owns more than 1/2 of 1% of the outstanding securities of such issuer and such officers and directors own in the aggregate more than 5% of the securities of such issuer.

     (12) Invest in the aggregate more than 5% of its total assets in the securities of any issuers which have (with predecessors) a record of less than three years of continuous operations.

     (13) Invest in warrants or rights except where acquired in units or attached to other securities.

     (14) Purchase an illiquid security such as a restricted security (including repurchase agreements of a type regarded as "illiquid") or a security for which market value quotations are not readily available if as a result of such purchase more than 15% of the Fund's net assets would be invested in such securities.

     (15) Invest in interests in oil, gas, or other mineral exploration or development programs.

     (16) Issue senior securities.

     If a percentage restriction on investment or utilization of assets as set forth is adhered to at the time an investment is made, a later change in the percentage resulting from a change in the values or costs of the Fund's assets will not be considered violative of the restriction.

                                   PERFORMANCE

     Performance information for the Fund may appear in advertisements, sales literature, or reports to shareholders or prospective shareholders. Performance information in advertisements and sales literature may be expressed as "average annual total return" and "total return".

     The average annual total return for Class A and Class B shares is computed in accordance with a standardized method prescribed by rules of the Securities and Exchange Commission. The average annual total return for a specific period is found by first taking a hypothetical $1,000 investment ("initial investment") in the Fund's shares on the first day of the period, adjusting to deduct the maximum sales charge, and computing the "redeemable value" of that investment at the end of the period. The redeemable value is then divided by the initial investment, and this quotient is taken to the Nth root (N representing the number of years in the period) and 1 is subtracted from the result, which is then expressed as a percentage. The calculation assumes that all income and capital gains dividends paid by the Fund have been reinvested at net asset value on the reinvestment dates during the period.

     The manner in which total return will be calculated for public use is described above. The following table summarizes the calculation of total return for Class A shares of the Fund, through December 31, 1994.

                        AVERAGE ANNUAL TOTAL RETURN AS OF
                                DECEMBER 31, 1994

                                  Periods ended


     1 Year                    5 Years                     10 Years*
     ------                    -------                     --------
     -6.89%                     8.81%                       10.75%

* This information should not be considered to be representative of the future investment performance of the Fund; the Fund's investment objective and certain fundamental policies were changed on July 2, 1986.

NOTE: Average annual total return for Class A shares assumes a hypothetical initial payment of $1,000. At the end of each period, a total redemption is assumed. The ending redeemable value is divided by the original investment to calculate total return.

     Performance information reflects only the performance of a hypothetical investment in the Class A or Class B shares of the Fund during the particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies, characteristics and quality of the portfolio, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.

                             PERFORMANCE COMPARISONS

     The Fund may from time to time include in advertisements containing total return the ranking of those performance figures relative to such figures for groups of mutual funds having similar investment objectives as categorized by mutual fund performance measurement services such as Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Weisenberger Financial Services, Inc., Morningstar, Inc., and Moody's Investors Service, Inc. Additionally, the Fund may compare its performance results to other investment or savings vehicles (such as certificates of deposit) and may refer to results published in various publications such as Changing Times, Forbes, Fortune, Money, Barrons, Business Week, Investor's Daily, Stanger's Mutual Fund Monitor, The Stanger Register, Stanger's Investment Adviser, The Wall Street Journal, The New York Times, Consumer Reports, Registered Representative, Financial Planning, Financial Services Weekly, Financial World, U.S. News and World Report, Standard and Poor's The Outlook, and Personal Investor. The Fund may, from time to time, illustrate the benefits of tax deferral by comparing taxable investments to investments made through tax-deferred retirement plans. The total return may also be used to compare the performance of the Fund against certain widely acknowledged outside standards or indices for stock and bond market performance, such as the Standard & Poor's 500 Stock Index (the "S&P 500"), Dow Jones Industrial Average, Europe Australia Far East Index (EAFE), Consumer Price Index, Shearson Lehman Corporate Index and Shearson Lehman T-Bond Index. The S&P 500 is a commonly quoted market value-weighted and unmanaged index showing the changes in the aggregate market value of 500 stocks relative to the base period 1941-43. The S&P 500 is composed almost entirely of common stocks of companies listed on the New York Stock Exchange, although the common stocks of a few companies listed on the American Stock Exchange or traded over-the-counter are included. The 500 companies represented include 400 industrial, 60 transportation and 40 financial services concerns. The S&P 500 represents about 80% of the market value of all issues traded on the New York Stock Exchange.

                               PORTFOLIO TURNOVER

     Portfolio turnover rates for the fiscal years ended December 31, 1993 and December 31, 1994 were 246% and 225%, respectively. Relatively high portfolio turnover rates were attributed in part to the necessity of maintaining cash reserves to meet redemptions of Fund shares and in part to the restructuring of the Fund's portfolio at such times as a change in investment approach was, in the judgment of the Adviser, necessary to achieve the Fund's investment objective. The Fund also engages in portfolio trading as described in the Prospectus.

     The rate of portfolio turnover is not a limiting factor when the Adviser deems changes appropriate. Although the portfolio turnover rate of the Fund cannot be accurately predicted, it is anticipated that the annual turnover rate will exceed 200%. Portfolio turnover is calculated by dividing the lesser of purchases or sales of portfolio securities during the fiscal year by the monthly average of the value of the Fund's securities (excluding short-term securities). However, the turnover rate may vary greatly from year to year and may be affected by cash requirements for redemptions of Fund shares and by compliance with provisions of the Internal Revenue Code relieving investment companies which distribute substantially all of their net income from Federal income tax on the amounts distributed.

     A high rate of portfolio turnover involves a correspondingly greater amount of brokerage commissions and other costs which must be borne directly by the Fund and thus indirectly by its shareholders. It may also result in the realization of larger amounts of short-term capital gains, which are taxable to shareholders as ordinary income.

                             DIRECTORS AND OFFICERS

The following table sets forth information concerning the directors and executive officers of the Fund, including their principal occupations during the past five years. Unless otherwise noted, the address of each executive officer and director is One American Row, Hartford, Connecticut, 06115. On June 24, 1994 the shareholders elected to fix the number of directors at ten and to elect such number of directors. On February 15, 1995, the directors voted to increase the number of directors from ten to eleven and to appoint Lowell P. Weicker, Jr. to fill the vacancy caused by the increase,


                                  Positions Held                  Principal Occupations
Name and Address                  With the Fund                  During the Past 5 Years
C. Duane Blinn                       Director            Partner in the law firm of Day, Berry & Howard.
Day, Berry & Howard                                      Director/Trustee, Phoenix Funds (1980-present).
CityPlace                                                Director/Trustee, the National Affiliated Investment
Hartford, CT  06103                                      Companies  (until 1993).

Robert Chesek                        Director            Trustee/Director, Phoenix Funds (1981-present)
49 Old Post Road                                         and Chairman (1989-1994).  Director/Trustee, the
Wethersfield, CT  06109                                  National  Affiliated   Investment  Companies  (until  1993).
                                                         Vice President, Common Stock, Phoenix Home Life Mutual
                                                         Insurance Company (1980-1994).

E. Virgil Conway                     Director            Trustee/Director, Consolidated Edison Company
9 Rittenhouse Road                                       of New York, Inc. (1970-present), Pace University
Bronxville, NY  10708                                    (1978-present), Atlantic Mutual Insurance Company
                                                         (1974-present), HRE Properties
                                       14


                                                         (1989-present), Greater New York Councils, Boy Scouts of
                                                         America (1985-present), Union Pacific Corp. (1978-present),
                                                         Atlantic Reinsurance Company (1986-present), Blackstone Fund for Fannie Mae Mortgage Securities (Advisory Director)
                                                         (1989-present), Centennial Insurance Company, Josiah Macy, Jr.,
                                                         Foundation, and The Harlem Youth Development Foundation. Board
                                                         Member, Metropolitan Transportation Authority (1992-present).
                                                         Chairman, Audit Committee of the City of New York
                                                         (1981-present). Chairman, Financial Accounting Standards
                                                         Advisory Council (1992-present). Director/Trustee, the National
                                                         Affiliated Investment Companies (until 1993). Director/Trustee,
                                                         Phoenix Funds (1993-present). Director, Realty Foundation of
                                                         New York (1972-present) and the New York Housing Partnership
                                                         Development Corp. (1981-present). Former Director, New York
                                                         Chamber of Commerce and Industry (1974-1990).

Harry Dalzell-Payne                  Director            Director/Trustee,  Phoenix  Funds  (1983-present).  330 East  39th
Street                                                   Director, Farragut Mortgage Co., Inc. (1991-
Apartment 29G                                            1994). Director/Trustee, the National Affiliated
New York, NY 10016                                       Investment Companies (1983-1993). Consultant,
                                                         The Levett  Group  Holding,  Inc.  (1989-1990).  Independent  real estate market consultant (1982-1990).  Formerly a Major General of the British Army.

Leroy Keith, Jr.                     Director            Director/Trustee, Phoenix Funds (1980-present).
Chairman and Chief                                       Director Equifax Corp. (1991-present), and
Executive Officer                                        Keystone International Fund, Inc. (1989-present).
Keith Ventures                                           Trustee, Keystone Liquid Trust, Keystone Tax 1729
Wood Nymph Trail                                         Exempt  Trust,   Keystone  Tax  Free  Fund, Master
Lookout Mountain, GA 30750                               Reserves Tax Free Trust, and Master Reserves Trust.
                                                         Director/Trustee, the National Affiliated Investment
                                                         Companies (until  1993). Director, Blue Cross/Blue Shield
                                                         (1989-1993) and First Union Bank of Georgia (1989-1993).
                                                         President, Morehouse College (1987-1994).

*Philip R. McLoughlin                Director and        Director (1994-present) and Executive Vice
                                     President           President,   Investments,   Phoenix  Home  Life  Mutual  Insurance
                                                         Company (1987-present). Director/Trustee and President, Phoenix
                                                         Funds (1989-present). Director, Phoenix Investment Counsel,
                                                         Inc. (1983-present). Director (1984-present) and President
                                                         (1990-present), Phoenix Equity Planning Corporation. Director,
                                                         Phoenix Realty Group, Inc. (1994-present), Phoenix Realty
                                                         Advisors, Inc. (1987-present), Phoenix Realty Investors, Inc.
                                                         (1994-present), Phoenix Realty Securities, Inc. (1994-present),
                                                         Phoenix Re

                                                           15

                                                         Corporation (Delaware) (1985-present), and World Trust Fund
                                                         (1991-present). Director/ Trustee, the National Affiliated
                                                         Investment Companies (until 1993). Director, Chairman and Chief
                                                         Executive Officer, National Securities & Research Corporation
                                                         (1993-present) and Director and President, Phoenix Securities
                                                         Group, Inc., (1993-present). Director (1992-present) and
                                                         President, (1992-1994) W.S. Griffith & Co., Inc. (1992-present)
                                                         and Director (1992-present) and President (1992-1994) Townsend
                                                         Financial Advisers, Inc. Director and Vice President, PM
                                                         Holdings, Inc. (1985-present).

James M. Oates                       Director            Director/Trustee, Phoenix Funds (1987-present).
Managing Director                                        Director, Govett Worldwide Opportunity Funds,
The Wydown Group                                         Inc. (1991-present), Stifel Financial Corporation
50 Congress Street.                                      (1986-present), and Savings Bank Life Insurance
Suite 1000                                               Company (1988-present).  Director/Trustee, the
Boston, MA 02109                                         National Affiliated Investment Companies (until 1993). Director and President (1984-1994) and Chief Executive Officer
                                                         (1986-1994), Neworld Bank.

Philip R. Reynolds                   Director            Director/Trustee, Phoenix Funds (1984-present).
43 Montclair Drive                                       Director, Vestaur Securities, Inc. (1972-present).
West Hartford, CT  06107                                 Director/Trustee, the National Affiliated Investment Companies
(until 1993).

Herbert Roth, Jr.                    Director            Director/Trustee, Phoenix Funds (1980-present).
134 Lake Street                                          Director, Boston Edison Company (1978-present),
P. O. Box 909                                            Phoenix Home Life Mutual Insurance Company
Sherborn, MA  01770                                      (1972-present),  Landauer, Inc. (medical services)
                                                         (1970-present), Tech
                                                         Ops./Sevcon, Inc.
                                                         (electronic
                                                         controllers)
                                                         (1987-present), Key
                                                         Energy Group (oil rig
                                                         service) (1988-1993),
                                                         and Mark IV Industries
                                                         (diversified
                                                         manufacturer)
                                                         (1985-present).
                                                         Director/Trustee, the
                                                         National Affiliated
                                                         Investment Companies
                                                         (until 1993).

Richard E. Segerson                  Director            Director/Trustee, Phoenix Funds, (1993-present).
102 Valley Road                                          Consultant, Tootal  Group, (1989-1991).  Vice
New Canaan, CT  06840                                    President and General  Manager, Coats &
                                                         Clark, Inc. (previously Tootal American, Inc.) (1991-1993).
                                                         Director/Trustee, the National Affiliated Investment Companies
                                                         (1984-1993).

Lowell P. Weicker, Jr.               Director            Trustee/Director, the Phoenix Funds (1995-present). Former
                                                         Governor of the State of Connecticut (1991-1995). President and
                                                         Chief Executive Officer, Research! America (1989-1990).

                                                         16


James M. Dolan                       Vice                Vice President and Compliance Officer (1994-
100 Bright Meadow Blvd.              President           present), and Assistant Secretary (1981-present),
P.O. Box 2200                                            Phoenix Equity Planning Corporation.  Vice
Enfield, CT 06083-2200                                   President, Phoenix Funds, (1989-present). Vice President
                                                         (1991-present), Assistant Clerk and Assistant Secretary
                                                         (1982-present), Phoenix Investment Counsel, Inc. Vice President and Chief Compliance Officer (1994-present), Phoenix Realty
                                                         Advisors, Inc. and Chief Compliance Officer (1995-present),
                                                         Phoenix Realty Securities, Inc. Vice President, the National
                                                         Affiliated Investment Companies (until 1993). Various other positions with Phoenix Equity Planning Corporation (1978-1994).

Robert J. Milnamow                   Vice                Portfolio Manager, Common Stock, Phoenix
                                     President           Home Life Mutual Insurance Company (1991-
                                                         present).  Vice President, Phoenix Investment
                                                         Counsel, Inc. (1991-present), The Phoenix Edge Series Fund
                                                         (1991-present), Phoenix Equity Opportunities Fund
                                                         (1993-present), and National Securities & Research Corporation
                                                         (1993-present). Vice President and Portfolio Manager, Phoenix
                                                         Total Return Fund, Inc. (1991-present).

William R. Moyer                     Vice                Vice President, Investment Products Finance,
100 Bright Meadow Blvd.              President           Phoenix Home Life Mutual Insurance Company
P. O. Box 2200                                           (1990-present). Senior Vice President, Finance, Enfield, CT
06083-2200                                               (1990-present), and Treasurer (1994-present), Phoenix Equity
                                                         Planning Corporation and Phoenix Investment Counsel, Inc. Vice
                                                         President, Phoenix Funds (1990-present). Vice President, the
                                                         National Affiliated Investment Companies (1993); Senior Vice
                                                         President, Finance, Phoenix Securities Group, Inc.
                                                         (1993-present), and Treasurer (1994-present), National
                                                         Securities & Research Corporation. Senior Vice President and
                                                         Chief Financial Officer (1993-present) and Treasurer
                                                         (1994-present), W.S. Griffith & Co., Inc. and Townsend
                                                         Financial Advisers, Inc. Senior Manager, Price Waterhouse
                                                         (1983-1990).

Leonard J. Saltiel                   Vice                Vice President, Investment Operations, Phoenix
                                     President           Home Life Mutual Insurance Company (1994-present).
                                                         Senior Vice President, Phoenix Equity Planning Corporation
                                                         (1994-present). Vice President, Phoenix Funds (1994-present)
                                                         and National Securities & Research Corporation (1994-present),
                                                         Various positions with Home Life Insurance Company and Phoenix
                                                         Home Life Mutual Insurance Company (1987-1994).

                                                           17

Philip Stekl                         Vice                Research Analyst, Phoenix Home Life Mutual
                                     President           Insurance Company (1992-present).  Director,
                                                         Research, Travelers Corporation (1987-1992).

G. Jeffrey Bohne                     Secretary           Vice President and General Manager,
101 Munson Street                    and Clerk           Phoenix Home Life Mutual Insurance Company
Greenfield, MA  01301                                    (1993-present).   Vice  President,   Transfer  Agent   Operations,
                                                         Phoenix Equity Planning Corporation (1993-present). Secretary,
                                                         Phoenix Funds (1993-present). Vice President, Home Life of New
                                                         York Insurance Company (1984-1992). Assistant Vice President,
                                                         Phoenix Home Life Insurance Company (1992-1993).

Nancy G. Curtiss                     Treasurer           Second Vice  President and  Treasurer,  Fund  Accounting,  Phoenix
                                                         Home Life Mutual Insurance Company (1994-present). Treasurer,
                                                         Phoenix Funds (1994-present). Vice President, Fund Accounting,
                                                         Phoenix Equity Planning Corporation (1994-present). Various positions with Phoenix Home Life Insurance Company (1987-1994).

----------
*Indicates that the Director is an "interested person" of the Fund within the meaning of the definition set forth in Section 2(a)(19) of the Investment Company Act of 1940.

      No person listed in the foregoing table has any immediate family relationship (as that term is defined for the purposes of this Statement of Additional Information) with any other person listed in the table.

      At December 31, 1994, the Directors and officers as a group owned less than 1% of the outstanding shares of the Fund.

      For services rendered to the Fund during the fiscal year ended December 31, 1994, the Directors received an aggregate of $13,527 from the Fund as Directors' fees. For his services on the Boards of the Phoenix Funds and the mutual funds managed by National Securities & Research Corporation, an affiliate of the Adviser, each Director who is not a full-time employee of the Adviser or any of its affiliates currently receives a retainer at the annual rate of $30,000 and $2,000 per joint meeting of the Boards. Each Director who serves on the Audit Committee receives a retainer at the annual rate of $2,000 and $2,000 per joint Audit Committee meeting attended. Each Director who serves on the Nominating Committee receives a retainer at the annual rate of $1,000 and $1,000 per joint Nominating Committee meeting attended. Each Director who serves on the Executive Committee and who is not an interested person of the Fund receives a retainer at the annual rate of $1,000 and $1,000 per Executive Committee meeting attended. For the Fund alone, each Director who is not a full-time employee of the Adviser or any of its affiliates receives for his services a retainer at the annual rate of $3,000 and a fee of $200 per meeting attended; each Director who serves on the Audit Committee of the Fund receives a retainer at the annual rate of $200 and $200 per Audit Committee meeting attended, and each Director who serves on the Nominating Committee of the Fund receives a retainer at the annual rate of $100 and $1,000 per joint Nominating Committee meeting attended; and each Director who serves on the Executive Committee and who is not an interested person of the Fund receives a retainer at the annual rate of $100 and $1000 per joint Executive Committee meeting attended. Officers are compensated for their services by the Adviser and receive no compensation from the Fund.

                             THE INVESTMENT ADVISER

      The offices of the Adviser, Phoenix Investment Counsel, Inc., are located at One American Row, Hartford, Connecticut 06115. The Adviser was organized in 1932 as John P. Chase, Inc. and has been engaged in the management of the Fund since 1967. In addition to the Fund, the Adviser also serves as investment adviser to Phoenix Series Fund, The Phoenix Edge Series Fund and the Phoenix Multi-Portfolio Fund and as sub-adviser to the Cambridge Series Trust, Chubb America Fund, Inc., SunAmerica Series Trust and American Skandia Trust, among other investment adviser clients.

      All of the outstanding stock of the Adviser is owned by Phoenix Equity Planning Corporation ("Equity Planning"), an indirect subsidiary of Phoenix Home Life Mutual Insurance Company ("Phoenix Home Life") of Hartford, Connecticut. Phoenix Home Life is in the business of writing ordinary and group life and health insurance and annuities. It was founded in 1851 and at December 31, 1994 had total assets of approximately $12 billion and net insurance in force of approximately $123 billion. Equity Planning, a mutual fund distributor, acts as the Distributor of the Fund's shares and as Financial Agent for the Fund.

      Philip R. McLoughlin, a director and officer of the Fund, is also a director of the Adviser. James M. Dolan, Robert J. Milnamow and William R. Moyer, officers of the Fund, are officers of the Adviser.

      The contract between the Fund and the Adviser provides that the Adviser shall furnish the Fund investment advice, certain administrative services, office space and facilities, and shall pay the compensation of all officers and employees of the Fund. All expenses (other than those specifically referred to as being borne by the Adviser) incurred in the operation of the Fund, including, among others, taxes, brokerage fees and commissions, fees of Directors who are not full time employees of the Adviser or any of its affiliates, charges of custodians, transfer and dividend disbursing agents and registrars, bookkeeping, auditing and legal expenses, expenses of insurance premiums for fidelity and other coverage and extraordinary expenses and expenses of a non-recurring nature which may include, but not be limited to, the reasonable and proportionate cost of any reorganization or acquisition of assets and the cost of legal proceedings to which the Fund is a party, will be borne by the Fund.

      The contract between the Fund and the Adviser provides that, as compensation for its services to the Fund, the Adviser is entitled to a fee, payable within five days after the end of each fiscal month, at the annual rate of 0.65% of the average of the aggregate daily net asset values of the Fund up to $1 billion; 0.60% of such value between $1 billion and $2 billion; and 0.55% of such value in excess of $2 billion. It also provides that the Fund will reimburse the Adviser on a cost basis in the event the Adviser provides any services (excluding printing) involved in maintaining registrations of the Fund and of its shares with the Securities and Exchange Commission or involved in the preparation of shareholder reports. The Adviser has agreed to reimburse the Fund for the amount, if any, of the expenses of the Fund (including the Adviser's compensation but excluding interest, brokerage cost, taxes and extraordinary expenses) for any fiscal year which exceeds the level of expenses which the Fund is permitted to bear under the most restrictive expense limitation imposed (and not waived) on the Fund by any state in which shares of the Fund are then qualified for sale. Currently, the most restrictive state expense limitation provisions limit such expenses of the Fund to 2 1/2% of the first $30 million of average net assets, 2% of the next $70 million of such net assets and 1 1/2% of such net assets in excess of $100 million. For the fiscal years ended

December 31, 1992, 1993 and 1994 the Adviser received fees totalling, $236,299, $510,775 and $2,276,834 respectively and it was not necessary that the Adviser reimburse ordinary operating expenses of the Fund.

      The contract between the Fund and the Adviser continues from year to year so long as (1) such continuance is specifically approved at least annually by the Board of Directors of the Fund or by a vote of a majority of the outstanding shares of the Fund and (2) such continuance or any renewal and the terms of such contract have been approved by the vote of a majority of Directors of the Fund who are not interested persons, as that term is defined in the Investment Company Act of 1940, of the Fund or the Adviser, cast in person at a meeting called for the purpose of voting on such approval. It may be terminated without penalty at any time on sixty days' written notice, either by the Board of Directors of the Fund, by a vote of a majority of the outstanding shares of the Fund or by the Adviser, and automatically terminates upon its assignment (within the meaning of said Investment Company Act).

                             PORTFOLIO TRANSACTIONS

      In effecting portfolio transactions for the Fund, the Adviser adheres to the Fund's policy of seeking best execution and price, determined as described below, except to the extent it is permitted to pay higher brokerage commissions for "brokerage and research services" as defined herein. The Adviser may cause the Fund to pay a broker an amount of commission for effecting a securities transaction in excess of the amount of commission which another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker. As provided in
Section 28(e) of the Securities Exchange Act of 1934, "brokerage and research services" include advice as to the value of securities, the advisability of investing in, purchasing or selling securities, the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Brokerage and research services provided by brokers to the Fund or the Adviser are considered to be in addition to and not in lieu of services required to be performed by the Adviser under its contract with the Fund and may benefit both the Fund and other accounts of the Adviser. Conversely, brokerage and research services provided by brokers to other accounts of the Adviser may benefit the Fund. Where transactions are made in the over-the-counter market, the Adviser will cause the Fund to deal with the primary market makers, unless more favorable prices are otherwise obtainable.

      The determination of what may constitute best execution and price in the execution of a securities transaction by a broker involves a number of considerations including, without limitation, the overall direct net economic result to the Fund (involving both price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, availability of the broker to stand ready to execute possibly difficult transactions in the future and the financial strength and stability of the broker. Such considerations are judgmental and are weighed by the Adviser in determining the overall reasonableness of brokerage commissions paid by the Fund.

      The policy of the Fund with respect to brokerage is and will be reviewed by the Board of Directors of the Fund from time to time. Because of the possibility of further regulatory developments affecting the securities exchanges and brokerage practices generally, the foregoing practices may be changed, modified or eliminated.

      For the fiscal years ended December 31, 1992, 1993, and 1994 brokerage commissions paid by the Fund on portfolio transactions totalled $238,212, $277,283 and $889,406 respectively. None of such commissions was paid to a broker who was an affiliated person of the Fund or an affiliated person of such a person or, to the knowledge of the Fund, to a broker an affiliated person of which was an affiliated person of the Fund or the Adviser. Total brokerage commissions paid during the fiscal year ended December 31, 1994 included brokerage commissions of $869,827 on portfolio transactions aggregating $630,048,548 executed by brokers who provided research and other statistical and factual information.

      Investment decisions for the Fund are made independently from those of the other investment companies advised by the Adviser. It may frequently happen that the same security is held in the portfolio of more than one fund. Simultaneous transactions are inevitable when several funds are managed by the same investment adviser, particularly when the same security is suited for the investment objectives of more than one fund. When two or more funds advised by the Adviser are simultaneously engaged in the purchase or sale of the same security, the transactions are allocated among the funds in a manner equitable to each fund. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. In other cases, however, it is believed that the ability of the Fund to participate in volume transactions will produce better executions for the Fund. It is the opinion of the Board of Directors of the Fund that the desirability of utilizing the Adviser as investment adviser to the Fund outweighs the disadvantages that may be said to exist from simultaneous transactions.

                        DETERMINATION OF NET ASSET VALUE

      As described under the caption "Net Asset Value" in the Prospectus, current value for the Fund's investments is determined as follows: investments listed or traded on a national securities exchange are valued at the last sale price or, if there has been no recent sale, at the last bid price; investments traded in the over-the-counter market are valued at the last bid price; and short-term obligations maturing in less than sixty days are valued at amortized cost, which the Board has determined approximates market. If at any time the Fund has other investments, such investments would be valued at the fair value thereof as determined in good faith by the Directors.

                       DISTRIBUTOR AND DISTRIBUTION PLANS

      Equity Planning, a registered broker-dealer which is an indirect subsidiary of Phoenix Home Life Mutual Insurance Company, serves as exclusive distributor of the Fund's shares.

      The Fund and Equity Planning have entered into distribution agreements under which Equity Planning has agreed to use its best efforts to find purchasers for Fund shares and the Fund has granted to Equity Planning the exclusive right to purchase from the Fund and resell, as principal, shares needed to fill unconditional orders for Fund shares. Equity Planning may sell Fund shares through its registered representatives or through securities dealers with whom it has sales agreements. Equity Planning may also sell Fund shares pursuant to sales agreements entered into with bank affiliated securities brokers who, acting as agent for their customers, place orders for Fund shares with Equity Planning. Although the Glass-Steagall Act prohibits banks and bank affiliates from engaging in the business of underwriting, distributing or selling securities (including mutual fund shares), banking regulators have not indicated that such institutions are prohibited from purchasing mutual fund shares upon the order and for the account of their customers. If, because of changes in law or regulations, or because of new interpretations of existing law, it is determined that agency transactions of banks or bank affiliated securities brokers are not permitted under the Glass-Steagall Act, the Directors will consider what action, if any, is appropriate. It is not anticipated that termination of sales agreements with banks or bank affiliated securities brokers would result in a loss to their customers or a change in the net asset value per share of the Fund.

      For its services under the Class A and Class B share distribution agreements, Equity Planning receives sales charges on transactions in Fund shares (see "Purchase of Shares" in the Prospectus) and retains such charges less the portion thereof allowed to its registered representatives and to securities dealers and securities brokers with whom it has sales agreements. In addition, Equity Planning may receive payments from the Fund pursuant to the Distribution Plan described below. For the fiscal year ended December 31, 1993 and 1994 Equity Planning's gross commissions on sales of Fund shares totalled $189,938 and $130,398 respectively. Of this amount, $46,281 and $34,850, respectively were paid to dealers with whom Equity Planning had sales agreements.

      Equity Planning also acts as Financial Agent of the Fund and as such performs bookkeeping and pricing services and certain other administrative functions for the Fund. As compensation for its services during any fiscal year of the Fund, the Financial Agent is entitled to a quarterly fee based on the average of the aggregate daily net asset values of the Fund at an annual rate of $300 per $1 million, which is expected to approximate the cost to Equity Planning of providing such services. For services to the Fund during the fiscal years ended December 31, 1992, 1993 and 1994, the Financial Agent received fees of $18,904, $40,862 and $105,085 respectively.

      Equity Planning also acts as Transfer Agent of the Fund. As compensation, Equity Planning receives a fee equivalent to $14.95 for each designated shareholder account. Transfer Agent fees are also utilized to offset costs and fees paid to subtransfer agents employed by Equity Planning. State Street Bank and Trust Company serves as a subtransfer agent pursuant to a Subtransfer Agency Agreement effective June 1, 1994.

      Philip R. McLoughlin, a director and officer of the Fund, is a director and officer of Equity Planning; G. Jeffrey Bohne, Nancy G. Curtiss, James M. Dolan, William R. Moyer and Leonard J. Saltiel are officers of the Fund and officers of Equity Planning.

Distribution Plans

      To permit the use of Fund assets to encourage activities primarily intended to result in the sale of Fund shares, the Fund has adopted Distribution Plans (the "Plans") pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Class A and Class B Plans have been approved by the Board of Directors of the Fund, including a majority of the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the Plan or any agreement related thereto (the "Rule 12b-1 Directors"), and by the shareholders of the Fund.

      The Class A Plan provides that the Fund may pay to its Distributor (i) amounts not exceeding 0.25% annually of its average daily net asset value for each year elapsed after the inception of the Plan and (ii) amounts not exceeding 0.25% of the amount of any investment in Fund shares equal to $1,000,000 or more made in a lump sum or pursuant to an authorized letter of intent. However, the Fund presently intends to limit payments under the Plan for any fiscal year to 0.25% of the Fund's average net assets for such fiscal year. The Class B Plan authorizes the payment by the Fund to the National Distributor of accounts not exceeding 1.00% annually of the Fund's average daily net assets for each year elapsed after the inception of the Plan. Although under no contractual obligation to do so, the Fund intends to make such payments to the Distributor (i) as commissions for shares sold, all or any part of which commissions may be paid by the Distributor to others (who may be other dealers or registered representatives of the Distributor), (ii) to enable the Distributor to pay to such others maintenance or other fees in respect of shares sold by them and remaining outstanding on the Fund's books during the period in respect of which the fee is paid and (iii) to enable the Distributor to pay to bank-affiliated securities brokers maintenance or other fees with respect to Fund shares purchased by their customers and remaining outstanding on the Fund's books during the period with respect to which the fee is paid; provided however, that payments under (ii) and (iii) are subject to limits of 0.25% and 1.00% annually of the average daily net assets of the Class A or Class B shares respectively to which the payments relate. Payments, less the portion thereof paid by the Distributor to others, may be used by the Distributor for its expenses of distribution of Fund shares. If expenses of distribution exceed payments and any sales charges retained by the Distributor, the Fund is not required to reimburse the Distributor for excess expenses; if payments and any sales charges retained by the Distributor exceed expenses of distribution, the Distributor may realize a profit.

      Each Plan requires that at least quarterly the Directors of the Fund review a written report with respect to the amounts expended under the Plan and the purposes for which such expenditures were made. While each Plan is in effect, the Fund will be required to commit the selection and nomination of candidates for Directors who are not interested persons of the Fund to the discretion of other Directors who are not interested persons. Each Plan continues in effect from year to year only provided such continuance is approved annually in advance by votes of the majority of both (a) the Board of Directors of the Fund and (b) the Rule 12b-1 Directors, cast in person at a meeting called for the purpose of voting on the Plan and any agreements related to each Plan. For the fiscal year ended December 31, 1994, the Fund paid Rule 12b-1 Fees in the amount of $876,594 of which Equity Planning received $39,215 and unaffiliated broker/dealers received $837,379. Of this amount: (1) $837,379 represented compensation to dealers; (2) $31,658 represented compensation to sales personnel and (3) $7,557 was utilized for compensation for marketing material. No interested person of the Fund and no Director who is not an interested person of the Fund, as that term is defined in the Investment Company Act of 1940, had any direct or indirect financial interest in the operation of the Plan.

                                HOW TO BUY SHARES

      The Prospectus includes information as to the offering price of Class A and Class B Fund shares, the sales charge included in the offering price, and the minimum initial and subsequent investments which may be made in Fund shares. Sales of shares are made through registered representatives of the Distributor, Equity Planning, or through securities brokers or dealers with whom Equity Planning has sales agreements. Dealers purchase shares at a discount from the applicable offering price. Dealers receiving such discounts may be deemed "underwriters" within the meaning of that term under the Securities Act of 1933. Sales of shares are also made to customers of banks or bank-affiliated securities brokers with whom Equity Planning has sales agreements. Customers purchase shares at the applicable offering price.

Alternative Purchase Arrangements

      The Fund is authorized to offer two classes of shares. Shares may be purchased from investment dealers at a price equal to their net asset value per share, plus a sales charge which, at the election of the purchaser, may be imposed either (i) at the time of the purchase (the "initial sales charge alternative"), or (ii) on a contingent deferred basis (the "deferred sales charge alternative").

Class A Shares

      An investor who pays an initial sales charge or purchases at net asset value acquires Class A shares. Class A shares are subject to an ongoing distribution fee at an annual rate of up to 0.25% of the Fund's aggregate average daily net assets attributable to Class A shares. Certain purchases of Class A shares qualify for reduced initial sales charges.

Class B Shares

      An investor who elects the deferred sales charge alternative acquires Class B shares. Class B shares do not incur a sales charge when they are purchased, but are subject to a sales charge if they are redeemed within six years of purchase. The deferred sales charge may be waived in connection with certain qualifying redemptions.

      Class B shares are subject to an ongoing distribution fee at an annual rate of up to 1.00% of the Fund's aggregate average daily net assets attributable to Class B shares. Class B shares permit the investor's payment to be invested in full from the time the investment is made. The higher ongoing distribution fee paid by Class B shares will cause such shares to have a higher expense ratio and to pay lower dividends than those related to Class A shares. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month in which the shareholder's order to purchase was accepted. The purpose of the conversion feature is to eliminate the higher distribution fee after the National Distributor has been compensated for distribution expenses related to the Class B shares. See "Conversion Feature" below.

      The alternative purchase arrangement permits an investor to choose the method of purchasing shares that is more beneficial given such factors as the amount of the purchase, the length of time the investor expects to hold the shares, and whether the investor wishes to receive distributions in cash or to reinvest them in additional shares. Investors should consider whether, during the anticipated term of their investment in the Fund, the accumulated continuing distribution fees and contingent deferred sale charges on Class B shares prior to conversion would be less than the initial sales charge and accumulated distribution fees on Class A shares purchased at the same time, and the extent to which such differential would be offset by the lower expenses attributable to Class A shares.

      Class A shares are subject to a lower distribution fee and, accordingly, pay correspondingly higher dividends. However, because initial sales charges are deducted at the time of purchase, Class A investors do not have all their funds invested initially and initially own fewer shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time should consider purchasing Class A shares because the accumulated continuing distribution charges on Class B shares may exceed the initial sales charge on Class A shares during the term of the investment. However, such investors must weigh this consideration against the fact that, because of the initial Class A sales charges, not all of their funds will be invested initially.

      The distribution expenses incurred by the Distributor in connection with the sale of the shares will be paid, in the case of Class A shares, from the proceeds of the initial sales charge and the ongoing distribution fees and, in the case of Class B shares, from the proceeds of the ongoing distribution fees and the contingent deferred sales charge imposed upon redemptions within six years of purchase. Sales personnel of broker-dealers distributing shares may receive differing compensation for selling Class A or Class B shares. The purpose and function of the contingent deferred sales charge and ongoing distribution fees with respect to the Class B shares are the same as those of the initial sale charge and ongoing distribution fees with respect to the Class A shares.

      Dividends paid with respect to Class A and Class B shares will be calculated in the same manner, at the same time and on the same day, except that the higher distribution fees and any incremental transfer agency costs relating to Class B shares will be borne exclusively by that Class and will result in a lower dividend.

      The Directors of the Fund have determined that no conflict of interest will exist between the Class A and Class B shares. The Directors shall, pursuant to their fiduciary duties under the Investment Company Act of 1940 and state law, monitor the question of Class A and Class B shares and seek to ensure that no such conflict arises.

Conversion Feature

      Class B shares include all shares purchased pursuant to the deferred sales charge alternative which have been outstanding for less than the period ending eight years after the end of the month in which the shares were purchased. At the end of this period, Class B shares will automatically convert to Class A shares and will no longer be subject to the higher distribution fees. Such conversion will be on the basis of the relative net asset value of the two classes without the imposition of any sales load, fee or other charge. The purpose of the conversion feature is to eliminate the higher distribution fee after the National Distributor has been compensated for distribution expenses related to the Class B shares.

      For purposes of conversion to Class A, shares purchased through the reinvestment of dividends and distributions paid in respect of Class B shares will be considered to be held in a separate sub-account. Each time any Class B shares in the shareholder's account (other than those in the sub-account) convert to Class A, an equal pro rata portion of the Class B shares in the sub-account will also convert to Class A.

      The conversion of Class B shares to Class A shares is subject to the continuing availability of an opinion of counsel or a ruling of the Internal Revenue Service to the effect that (i) the assessment of the higher distribution fees and transfer agency costs with respect to Class B shares does not result in any dividends or distributions constituting "preferential dividends" under the Internal Revenue Code of 1986, as amended (the "Code"), and (ii) that the conversion of shares does not constitute a taxable event under federal income tax law. The Fund has not sought opinions of counsel as to these matters but has instead applied to the Internal Revenue Service (the "IRS") for, but has not yet received, such a ruling. While rulings similar to the one sought by the Fund as to preferential dividends have been issued previously by the IRS, complete assurance cannot be given that the Fund will receive a favorable ruling. While an adverse determination by the IRS is not expected, the Fund may be required to reassess the alternative purchase arrangement structure if the IRS does not rule favorably. In addition, were the IRS not to rule favorably, the Fund might make additional distributions if doing so would assist in complying with the Fund's general practice of of distributing sufficient income to reduce or eliminate U.S. federal taxes. The conversion of Class B shares to Class A shares may be suspended if such an opinion or ruling is no longer available. In that event, no further conversions of Class B shares would occur, and shares might continue to be subject to the higher distribution fee for an indefinite period which may extend beyond the period ending eight years after the end of the month in which the shares were purchased.

Immediate Investment

      In order to obtain immediate investment of funds, initial and subsequent purchases of shares of the Fund may also be made by wiring Federal Funds directly pursuant to the following instructions. (Federal Funds are monies held in a bank account with a Federal Reserve Bank.)

      1. For initial investments, telephone the Fund at 800-367-5877. Certain information will be requested from you regarding the account, and an account number will be assigned.

      2. Once an account has been assigned, direct your bank to wire the Federal Funds to State Street Bank and Trust Company ("State Street"), Custody & Shareholder Services Division, Boston, Massachusetts 02105, attention of the Fund. Your bank must include the account number and the name(s) in which your account is registered in its wire and also request a telephone advice. Your bank may charge a fee to you for transmitting funds by wire.

      Payment in Federal Funds must be received by 4:00 p.m. for an order to be accepted on that day. If payment is received after that time, the order will not be accepted until the next business day. You should bear in mind that wire transfers may take two or more hours to complete.

      Promptly after an initial purchase by wire, the investor should complete an Account Application and mail it to Equity Planning.

Invest by Phone

      This expedited investment service allows a shareholder to purchase shares for his account by requesting a transfer of funds from the balance of his bank account. Once a request is phoned in, State Street will initiate the transaction by wiring a request for monies to the shareholder's commercial bank, savings bank or credit union via Automated Clearing House (ACH). The shareholder's bank, which must be an ACH member, will in turn forward the monies to State Street for credit to the shareholder's account. ACH is a computer based clearing and settlement operation established for the exchange of electronic transactions among participating depository institutions.

      To establish this service, please complete an Invest-by-Phone Application and attach a voided check if applicable. Upon State Street's acceptance of the authorization form (usually two weeks) the shareholder may call toll free 800-367-5877 prior to 3:00 p.m. (New York time) to place his purchase request. Instructions as to the account number and amount to be invested must be communicated to State Street. State Street will then contact the shareholder's bank via ACH with appropriate instructions. The purchase is normally credited to the shareholder's account the day following receipt of the verbal instructions. The Fund may delay the mailing of a check for redemption proceeds of Fund shares purchased with a check or via Invest-by-Phone service until the Fund has assured itself that good payment has been collected for the purchase of the shares, which may take up to 15 days.

      The Fund and State Street reserve the right to modify or terminate the Invest-by-Phone service for any reason or to institute charges for maintaining an Invest-by-Phone account.

                              SHAREHOLDER SERVICES

      Any shareholder desiring additional information concerning the Fund or any services offered by the Fund may call Equity Planning at 800-243-1574.

Open Account

      As a convenience to the shareholder, all shares of the Fund registered in his name are automatically credited to an Open Account maintained for him on the books of the Fund by its transfer agent or State Street Bank and Trust Company. An Open Account offers the shareholder ready access to the following options and services:

      Record of Share Transactions. Each time shares are credited to or withdrawn from his Open Account the shareholder will receive a statement showing the details of the transaction and the then current balance of shares owned by him. Shortly after the end of each calendar year he will receive information as to the Federal tax status of dividends and any capital gain distribution paid by the Fund during the year.

      Safekeeping of Shares. All shares acquired by the shareholder will be credited to his Open Account and share certificates will not be issued unless requested. In no event will certificates representing fractional shares be issued. Certificates previously acquired may be surrendered to the transfer agent; the surrendered certificates will be canceled and the shares represented thereby will continue to be credited to the Open Account of the shareholder.

      Investing by Mail. An Open Account provides a simple and convenient way of setting up a flexible investment program for the accumulation of shares of the Fund. At any time the shareholder may send a check to Equity Planning, 100 Bright Meadow Blvd., P.O. Box 2200, Enfield, Connecticut 06083-2200, payable to the order of "Phoenix Total Return Fund, Inc." for the minimum investment amount (usually $25) or more, to be used to purchase additional shares for his Open Account at the applicable offering price next determined after the check is received. Information as to the shareholder's account registration and account number should accompany each such investment.

      Bank Draft Investing Program (Investo-Matic Plan). By completing the Investo-Matic section of the New Account Application, a shareholder may authorize the bank (the "Bank") named in the Application to draw $25 or more from his personal checking account monthly to be used to purchase additional shares for his Open Account. The amount the shareholder designates will be made available, in form payable to the order of Equity Planning, to State Street Bank and Trust Company by the Bank on the date the Bank draws on the shareholder's account and will be used to purchase shares at the applicable offering price. The shareholder or his or her registered representative may, by telephone or written notice, cancel or change the dollar amount being invested pursuant to the Investo-Matic Plan unless the shareholder has notified the Fund or Transfer Agent that his or her registered representative shall not have this authority.

         Distribution Option. The Fund currently declares all income dividends and all capital gain distributions payable in shares of the Fund or, at the option of the shareholder, in cash. By exercising his distribution option the shareholder may elect (1) to receive both dividends and capital gain distributions in additional shares or (2) to receive dividends in cash and capital gain distributions in additional shares or (3) to receive both dividends and capital gain distributions in cash. If a shareholder elects to receive dividends and/or distributions in cash and the check cannot be delivered or remains uncashed by the shareholder due to an invalid address, then the dividend and/or distribution will be reinvested after the Transfer Agent has been informed that the proceeds are undeliverable. Additional shares will be purchased for the shareholder's account at the then current net asset value. Shareholders who maintain an account balance in the Fund of at least $5,000, or $2,000 for tax qualified retirement benefit plans (calculated on the basis of the net asset value of the shares held in a single account), may direct that any dividends and distributions paid with respect to shares in that account be automatically reinvested in another single account in shares of any other Phoenix Fund at net asset value. Shareholders should obtain a current prospectus and consider the objectives and policies of each Fund carefully before directing dividends and distributions to another Fund. A shareholder who elects to receive all distributions in cash may also elect to have distribution checks mailed to another address or made payable to a payee other than the shareholder. However, if the check cannot be delivered due to invalid address information, the distribution option will be changed to share reinvestment. Dividends and distributions received in shares are credited to the shareholder's Open Account in full and fractional shares computed at the closing net asset value on the business day following the record date. A shareholder may change his distribution option at any time by notifying the transfer agent, either by calling 800-243-1574 or by sending a letter signed by the registered owner(s) of the Account to Equity Planning, 100 Bright Meadow Blvd., P.O. Box 2200, Enfield, Connecticut 06083-2200. Requests for directing distributions to someone other than the shareholder must be made in writing with all signatures guaranteed. To be effective with respect to a particular dividend or distribution, the new distribution option must be received by the transfer agent at least 3 days prior to the record date of such dividend or distribution. If all shares in the shareholder's account are repurchased or redeemed or transferred between the record date and the payment date for a dividend or distribution, he will receive cash for the dividend or distribution regardless of the distribution option selected.

      The cost of administering Open Accounts is borne by the Fund. The options and services available to shareholders under the Open Account may be changed or discontinued at any time by the Fund. An Open Account cannot, of course, assure a profit or protect against loss. The transfer agent acts as agent for the shareholder and the dealer designated by the shareholder in executing purchase transactions for the shareholder's Open Account.

                               EXCHANGE PRIVILEGE

      Shares of the Fund may be exchanged for shares of the same class of shares of any other Phoenix Fund except shares of Phoenix Asset Reserve Class A Fund held less than 6 months on the basis of the relative net asset values per share at the time of the exchange. As described in the Prospectus, a Telephone Exchange Privilege is also available.

      Subject to the above requirements for an exchange, a shareholder may elect to have shares of the Fund exchanged for shares of any other Phoenix Fund automatically on a monthly, quarterly, semi-annual, or annual basis ("Systematic Exchange").

      Shareholders who maintain an account balance in the Fund of at least $5,000, or $2,000 for tax qualified retirement benefit plans, (calculated on the basis of the net asset value of the shares held in a single account) may direct that shares of the Fund be automatically exchanged at predetermined intervals for shares of the same class of any other Phoenix Fund. If the shareholder is participating in the Self Security program offered by Phoenix Home Life Mutual Insurance Company, it is not necessary to maintain the above account balances in order to use the Systematic Exchange privilege.

      Such exchanges will be executed upon the close of business on the 10th of a month and if the 10th falls on a holiday or weekend, then at the close of business on the next succeeding business day. The minimum initial and subsequent amount that may be exchanged under the Systematic Exchange is $25. Systematic Exchanges are available from Equity Planning.

      Unless a Shareholder elects in writing not to participate in the Telephone Exchange Privilege, shares for which certificates have not been issued may be exchanged by calling 800-367-5877, provided that the exchange is made between accounts with identical registrations. Under the Telephone Exchange Privilege, telephone exchange orders may also be entered on behalf of the shareholder by his or her registered representative. Equity Planning and the Fund will employ reasonable procedures to confirm that telephone instructions are genuine. In addition to requiring identical registrations on both accounts, Equity Planning will record telephone instructions on tape. All exchanges will be confirmed in writing to the shareholder. To the extent that procedures reasonably designed to prevent unauthorized telephone exchanges are not followed, Equity Planning and/or the Fund may be liable for following telephone instructions for exchange transactions that prove to be fraudulent. Broker/dealers other than Equity Planning have agreed to bear the risk of any loss resulting from any unauthorized telephone exchange instruction from the firm or its registered representatives. However, the shareholder would bear the risk of loss resulting from instructions entered by an unauthorized third party that Equity Planning and/or the Fund reasonably believe to be genuine. The Telephone Exchange Privilege may be modified or terminated at any time on 60 days' notice to shareholders. In addition, during times of drastic economic or market changes, the Telephone Exchange Privilege may be difficult to exercise or may be suspended temporarily. In such event, an exchange may be effected by following the procedure outlined for tendering for exchange of shares represented by certificate(s). The Telephone Exchange Privilege is available only in States where the shares being acquired may be legally sold.

      If a shareholder elects not to use the Telephone Exchange Privilege or if the shares being exchanged are represented by a certificate or certificates, the shareholder must submit a written request for an exchange to Equity Planning, 100 Bright Meadow Blvd., P.O.Box 2200, Enfield, Connecticut 06083-2200. If the shares are being exchanged between accounts that are not registered identically, the signature on such request must be guaranteed by an eligible guarantor institution as defined by the Fund's transfer agent in accordance with its signature guarantee procedures. Currently, such procedures generally permit guarantees by banks, broker/dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. Any outstanding certificate or certificates for the tendered shares must be duly endorsed and submitted.

      All exchanges except Systematic Exchanges are subject to the designated Phoenix Fund's minimum initial investment requirement. Shareholders should obtain a current prospectus of the Fund and read it carefully before requesting an exchange. Prospectuses are available from Equity Planning.

      All exchanges are effected by Equity Planning through the repurchase of the shares tendered for exchange and the purchase of shares being acquired at their respective closing net asset values on the date of receipt by Equity Planning, 100 Bright Meadow Blvd., P.O.Box 2200, Enfield, Connecticut 06083-2200 of proper instructions and any necessary supporting documents in acceptable form. Shares acquired in an exchange will be credited to an Open Account established for the shareholder on the books of the Fund. The new account will carry the distribution option previously in effect with respect to Fund shares, and any telephone exchange or telephone redemption authorization previously in effect with respect to Fund shares will be deemed to apply to the shares credited to the new account. However, the new account will carry no other option unless it is requested on a written exchange request or a new account application or when the Telephone Exchange Privilege is used. Because an exchange is considered a redemption, a gain or loss for Federal tax purposes will be realized by the shareholder in connection with the repurchase of the shares tendered for exchange.

      The Telephone Exchange Privilege may only be used for shares for which certificates have not been issued. For further information, call Equity Planning toll free at (800) 243-1574.

                              HOW TO REDEEM SHARES

      Systematic Withdrawal Program. The Systematic Withdrawal Program allows shareholders to periodically redeem a portion of their account on a predetermined monthly or quarterly, semiannual or annual basis. A sufficient number of full and fractional shares shall be redeemed so that the designated payment is made on or about the 20th day of the month. Shares are tendered for redemption by the Transfer Agent, as agent for the shareowner, on or about the 15th of the month at the closing net asset value on the date of redemption. The Systematic Withdrawal Program also provides for redemptions to be tendered on or about the 10th, 15th or 25th of the month with proceeds to be directed through Automated Clearing House (ACH) to the shareholder's bank account. In addition to the limitations stated below, withdrawals may not be less than $25 and minimum account balance requirements shall continue to apply. See "Redemption of Small Accounts."

      Class A shareholders participating in the Systematic Withdrawal Program must own shares of the Fund worth $5,000 or more, as determined by the then-current net asset value per share. The purchase of shares while participating in the withdrawal program will ordinarily be disadvantageous to the Class A shareholder since a sales charge will be paid by the investor on the purchase of Class A Shares at the same time other shares are being redeemed. For this reason, investors in Class A Shares may not participate in an automatic investment program while participating in the Systematic Withdrawal Program.

      To participate in the Systematic Withdrawal Program, Class B shareholders must initially own shares of the Fund worth $5,000 or more and elect to have all dividends reinvested in additional Class B Shares of the Fund. Through the Program, Class B shareholders may withdraw up to 1% of their aggregate net investments (purchases, at initial value, to date net of non-Program redemptions) each month or up to 3% of their aggregate net investments each quarter without incurring the otherwise applicable contingent deferred sales charges.

      Class B shareholders redeeming more shares than the percentage permitted under the Program shall be subject to any applicable contingent deferred sales charge. Accordingly, the purchase of Class B Shares will generally not be suitable for an investor who anticipates withdrawing sums in excess of the above limits, shortly after purchase.

      By Mail. Non-certificated shares registered on the books of the Fund may be redeemed by submitting a written request for redemption to Equity Planning, 100 Bright Meadow Blvd., P.O.Box 2200, Enfield, Connecticut 06083-2200. The redemption request must contain the shareholder(s)' account name(s) and number(s), the number of shares to be redeemed and the signature(s) of the registered shareholder(s). If the shares are registered in the names of individuals, singly, jointly or as custodian under the Uniform Gifts to Minors Act, and the proceeds of the redemption do not exceed $50,000 and are to be paid to the registered owner(s) at the address of record, the signature(s) on the redemption request need not be guaranteed. Otherwise, the signature(s) must be guaranteed by an eligible guarantor institution as defined by the Fund's transfer agent in accordance with its signature guarantee procedures. Currently, such procedures generally permit guarantees by banks, broker/dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. Shares represented by certificates in the possession of the shareholder may be redeemed by submitting a written request for the redemption to Equity Planning, 100 Bright Meadow Blvd., P.O.Box 2200, Enfield, Connecticut 06083-2200, together with the certificates, duly endorsed by all persons in whose names the shares are registered, with signatures guaranteed, if required, in the manner described above. Signatures must also be guaranteed on any change of address request submitted in conjunction with a redemption request.

      The redemption price is the net asset value next determined following the receipt of a duly executed request for redemption of shares, together with any outstanding certificate or certificates for such shares, duly endorsed, with signatures guaranteed in the manner described above. Class B shares are subject to a contingent deferred sales charge upon a redemption of shares within six years of the date of purchase.

      Additional documentation may be required where shares are held by a corporation, partnership, trustee or executor. Therefore, it is suggested that shareholders holding shares registered in other than individual names contact Equity Planning prior to redemption to ensure that all necessary documents accompany the redemption request.

      By Telephone. Unless a shareholder elects in writing not to participate in the Telephone Redemption Privilege, shares for which certificates have not been issued may be redeemed by calling (800) 367-5877 and telephone redemptions will also be accepted on behalf of the shareholder from his or her registered representative as described in the Prospectus. Address and bank account information will be verified, telephone redemption instructions will be recorded on tape, and all redemptions will be confirmed in writing to the shareholder. If there has been an address change within the past 60 days, a telephone redemption will not be authorized. Equity Planning and the Fund will employ reasonable procedures to confirm that telephone instructions are genuine. To the extent that procedures reasonably designed to prevent unauthorized telephone redemptions are not followed, Equity Planning and/or the Fund may be liable for following telephone instructions for redemption transactions that prove to be fraudulent. Broker/dealers other than Equity Planning have agreed to bear the risk of any loss resulting from any unauthorized telephone redemption instruction from the firm or its registered representatives. However, the shareholder would bear the risk of loss resulting from instructions entered by an unauthorized third party that Equity Planning and/or the Fund reasonably believe to be genuine.

      The redemption price is the net asset value next determined following the receipt of the telephone redemption request. If the proceeds of the redemption are less than $500, the redemption will normally be paid on the first business day following receipt of the request and sent by mail to the address of record on the shareholder's account. If the proceeds of the redemption are $500 or more, the redemption will be wired to the designated U.S. commercial bank account. (The Telephone Redemption Privilege is not available to HR-10, IRA or 403(b)(7) Plans.) Telephone redemption requests must be received by State Street Bank and Trust Company by the close of trading on the New York Stock Exchange on a day when State Street Bank and Trust Company is open for business. Requests made after that time or on a day when State Street Bank and Trust Company is not open for business cannot be accepted.


Redemption of Small Accounts

      Due to the relatively high cost of maintaining small accounts, the Fund reserves the right to redeem, at net asset value, the shares of any shareholder whose account has a value, due to redemptions, of less than $250. Before the Fund redeems these shares, the shareholder will be given notice that the value of the shares in the account is less than the minimum amount and will be allowed 30 days to make an additional investment in an amount which will increase the value of the account to at least $250.


Repurchases

      The Fund also maintains a continuous offer to repurchase its shares and shareholders may normally sell their shares through securities dealers, who may charge customary commissions for their services. Unless made in connection with an exchange of shares, a request for repurchase must be placed with a securities dealer and communicated by the dealer to Equity Planning. The repurchase price is the net asset value next determined following the receipt of the request by Equity Planning, except that a repurchase order placed through a dealer before the close of trading on the New York Stock Exchange on any day will be executed at the net asset value determined as of such close provided the dealer communicates the order to Equity Planning prior to its close of business (normally 4:00 P.M. New York City time) on such day and subsequently confirms the order to Equity Planning in writing, time-stamping his confirmation with the time of the dealer's receipt of the order. It is the responsibility of dealers to communicate such orders, and they may be liable to investors for failing to do so. The offer to repurchase may be suspended at any time.

      Payment for shares redeemed is normally made within seven days after receipt of a duly executed request for redemption of shares, together with any outstanding certificate or certificates for such shares, duly endorsed, and if required, a proper signature guarantee. Payment for shares repurchased is normally made within seven days after receipt of the repurchase order and a duly executed stock power or other instrument of transfer, together with any outstanding certificate or certificates for such shares and, if required, a proper signature guarantee. However, if the Fund is requested to redeem or repurchase shares for which it has not yet received good payment, the mailing of a check for the proceeds of the redemption or repurchase may be delayed until the Fund has assured itself that good payment has been collected. With respect to shares purchased by check or via Invest-by-Phone service, payment of redemption proceeds will only be made after the Fund has assured itself that good payment has been collected for the purchase of shares, which may take up to 15 days. Although the mailing of a check for the proceeds of a redemption or repurchase may be delayed, the redemption price or repurchase price will be determined in the manner described above.

      To the extent consistent with state and Federal law, the Fund may make payment of the redemption price either in cash or in kind. However, the Fund has elected to pay in cash all requests for redemption by any shareholder of record, limited in respect to each shareholder during any 90 day period to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of such period. This election has been made pursuant to Rule 18f-1 under the Investment Company Act of 1940 and is irrevocable while the Rule is in effect unless the Securities and Exchange Commission, by order, permits the withdrawal thereof. In case of a redemption in kind, securities delivered in payment for shares would be readily marketable and valued at the same value assigned to them in computing the net asset value per share of the Fund. A shareholder receiving such securities would incur brokerage costs when he sold the securities.

      The right of redemption may be suspended or the payment date postponed when the New York Stock Exchange is closed for other than customary weekend and holiday closings, or when trading on the New York Stock Exchange is restricted, as determined by the Securities and Exchange Commission; for any period when an emergency as defined by rules of the Commission exists; or during any period when the Commission has, by order, permitted such suspension. In case of a suspension of the right of redemption, the shareholder may withdraw his request for redemption of shares prior to the next determination of net asset value after the suspension has been terminated or he will receive payment of the net asset value so determined.

      A shareholder may receive more or less than he paid for his shares, depending on the net asset value of the shares at the time they are redeemed or repurchased.

Reinvestment Privilege

      Shareholders may use redemption proceeds to purchase Class A Shares of any Phoenix Fund with no sales charge (at the net asset value next determined after the request for purchase is made). For Federal income tax purposes, a redemption and purchase will be treated as a sale and purchase of shares. Special rules may apply in computing the amount of gain or loss in these situations. (See "Dividends, Distributions and Taxes" for information on the Federal income tax treatment of a disposition of shares.) A written request for this privilege must be received by the Distributor within 180 days of the redemption, accompanied by payment for the shares (not in excess of the redemption value). Class B shareholders who have had the contingent deferred sales charge waived through participation in the Systematic Withdrawal Program are not eligible.

                                      TAXES

      As stated in the Prospectus, it is the policy of the Fund to comply with provisions of the Internal Revenue Code relieving investment companies which distribute substantially all of their net income (both net investment income and net realized capital gains) from Federal income tax on the amounts distributed.

      To qualify for treatment as a "regulated investment company" for tax purposes, the Fund must derive less than 30% of its gross income in each taxable year from gains (without deduction for losses) from the sale or other disposition of securities held for less than three months. This requirement may affect decisions by the Fund regarding the purchase or sale of securities. In particular, this requirement may affect decisions to purchase or sell options, futures contracts and options on futures contracts.

      Income dividends and short-term capital gain distributions, whether received in shares or in cash, are treated by shareholders as ordinary income for Federal income tax purposes.

      Distributions which are designated by the Fund as long-term capital gains, whether received in shares or in cash, are taxable to shareholders as long-term capital gains (regardless of how long the distributee has been a shareholder). Any loss from the sale of shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain distributions paid with respect to such shares.

      Any taxable distribution which is declared in December payable to shareholders of record on any date in December and paid before the next February l will be taxable to shareholders in the year declared.

      The Fund is required to withhold, for income taxes, 31% of dividends, distributions and redemption payments if any of the following circumstances exist: (i) a shareholder fails to provide the Fund with a correct taxpayer identification number ("TIN"); (ii) the Fund is notified by the Internal Revenue Service that the shareholder furnished an incorrect TIN; or (iii) the Fund is notified by the Internal Revenue Service that withholding is required because the shareholder failed to report the receipt of dividends or interest from other sources. Withholding may also be required with respect to accounts where the shareholder fails to certify that (i) the TIN provided is correct and (ii) the shareholder is not subject to such withholding. However, withholding will not be required in the case of certain exempt entities nor in the case of those shareholders who comply with the procedures as set forth by the Internal Revenue Service. If incorrect information is provided by the shareholder and the Internal Revenue Service consequently assesses the Fund a penalty, this penalty will be passed on to the shareholder.

      Dividends paid from net investment income and net realized short-term capital gains to a shareholder who is a non-resident alien individual, a foreign trust or estate, a foreign corporation or a foreign partnership (a "foreign shareholder") will be subject to United States withholding tax at a rate of 30% unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Foreign shareholders are urged to consult their own tax advisors concerning the applicability of the United States withholding tax and any foreign taxes.

      The information included in the Prospectus with respect to Dividends, Distributions and Taxes, in conjunction with the foregoing, is a general and abbreviated summary of applicable provisions of the Internal Revenue Code and Treasury regulations now in effect as currently interpreted by the courts and the Internal Revenue Service. The Code and these Regulations, as well as the current interpretations thereof, may be changed at any time by legislative, judicial, or administrative action.

      Shareholders ordinarily will also be subject to state income taxes on the dividends and distributions they receive from the Fund. Shareholders are urged to consult counsel or other competent tax advisers regarding specific questions as to Federal, state or local taxes.

                             ADDITIONAL INFORMATION

      The Fund's Prospectus and this Statement of Additional Information omit certain information contained in the registration statement filed with the Securities and Exchange Commission which may be obtained from the Commission's principal office at 450 Fifth Street, N.W., Washington, DC 20549, upon payment of the fee prescribed by the Commission's rules and regulations.

                              FINANCIAL STATEMENTS

      The Fund's financial statements and notes thereto for the fiscal year ended December 31, 1994 and the report of Price Waterhouse LLP, independent accountants, with respect thereto are set forth herein.

      Neither the supplementary per share data contained in this Statement of Additional Information nor the financial highlights information included in the Prospectus should be considered to be representative of the future investment performance of the Fund.

                                    APPENDIX

A-1 and P-1 Commercial Paper Ratings

      The Money Market Series will only invest in commercial paper which at the date of investment is rated A-1 by Standard & Poor's Corporation or P-1 by Moody's Investors Services, Inc., or, if not rated, is issued or guaranteed by companies which at the date of investment have an outstanding debt issue rated AA or higher by Standard & Poor's or Aa or higher by Moody's.

      Commercial paper rated A-1 by Standard & Poor's Corporation ("S&P") has the following characteristics: Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated "A" or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned.

      The rating P-1 is the highest commercial paper rating assigned by Moody's Investors Services, Inc. ("Moody's"). Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationship which exists with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

Moody's Investors Service, Inc. Corporate Bond Ratings

      Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

      Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa Group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

      A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

      Baa--Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

      Ba--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

      B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

      Caa--Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

      Ca--Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

      C--Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Standard & Poor's Corporation's  Corporate Bond Ratings

      AAA--This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

      AA--Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

      A--Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

      BBB--Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

      BB-B-CCC-CC--Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

      D--Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

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38
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